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                                                                   EXHIBIT 10.20

                             SECURED PROMISSORY NOTE


$500,000 Maximum Principal Amount                                August 19, 1997
                                                              Irvine, California

         FOR VALUE RECEIVED, the undersigned, Diedrich Coffee, Inc., a Delaware corporation ("Borrower") hereby promises to pay to the order of The Virginia R. Cirica Trust ("Holder") or its successors or assigns, the principal sum of up to Five Hundred Thousand Dollars ($500,000) or such lesser amount as may be borrowed under the terms of this Note, together with interest on the unpaid principal amount from time to time outstanding from the date hereof until the principal amount of this Note is paid in full, in accordance with the terms of this Note, at the Note Rate (as defined below). The principal of this Note, together with all accrued and unpaid interest, shall become due and payable on August 19, 2002. Interest shall become due and payable monthly as it is accrued, beginning September 1, 1997.

         1. LOAN AGREEMENT. Borrower and Holder intend to enter into a Term Loan Agreement (the "Agreement") and this Note shall be entitled to all of rights and benefits under such Agreement. Reference is made to the Agreement for a more complete statement of the terms and conditions under which the loan evidenced hereby is made and is to be repaid.

         2. INTEREST. The principal amount of this Note shall bear interest at the Note Rate. The "Note Rate" shall be the prime rate plus three and one-half percent or the maximum rate allowed by law, whichever is less. The prime rate as of any date shall be determined by reference to the prime rate as published in the Wall Street Journal (the base rate on corporate loans posted by at least 75% of the thirty largest U.S. banks). Interest shall be computed daily at the Note Rate on the basis of the actual number of days in which all or any portion of the principal amount hereof is outstanding computed on the basis of a 360 day year.

         3. DISBURSEMENTS. Holder shall advance $250,000 to Borrower upon the execution by Borrower hereof. Holder shall advance Borrower up to the remaining $250,000, upon Borrower's request, upon the execution by both Holder and Borrower of the Agreement and the issuance of the Warrants thereunder.

         All loans made by Holder and all repayments of the principal thereof shall be recorded by the Holder and endorsed by an officer of the Borrower on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of Holder to make any such recordation or of


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Borrower to make any such endorsement shall not affect the obligations of
Borrower hereunder.

         4. EFFECT OF NON-PAYMENT OF PRINCIPAL AND INTEREST. In the event that any principal and/or interest is not paid when due, without affecting any of Holder's other rights and remedies, the unpaid principal amount and, to the extent permitted by applicable law, interest, shall bear interest at the Note Rate and shall be payable on demand of Holder until such unpaid amount is paid in full.

         5. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be payable in lawful money of the United States at Holder's address located at ________________________________, _______, California _______ or at such other place as is directed by Holder in writing.

         6. PREPAYMENT.

            (a) MANDATORY PREPAYMENTS. Borrower shall prepay the entire principal balance of this Note (plus all interest then due hereunder) immediately upon the issuance, offer or sale of any shares of Borrower's capital stock pursuant to a secondary offering to the public with net proceeds of greater than Ten Million Dollars ($10,000,000); excluding, however, any offering of Borrower's common stock pursuant to a stock option, bonus, award or other employee benefit plan and existing options to purchase any of Borrower's common stock which are presently held by officers, directors or employees of Borrower.

            (b) OPTIONAL PREPAYMENT. Borrower may prepay any portion of the principal balance of this Note in any amount which is an integral multiple of $10,000 at any time without penalty.

         7. SECURITY. This Note and all of Borrower's obligations hereunder are secured by the security interest granted by Borrower to Holder by that certain Security Agreement dated August 19, 1997 in which Borrower is the Debtor and Holder is the Secured Party(the "Security Agreement").

         8. DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

            (a) Borrower shall fail to pay when due (whether by acceleration or otherwise) principal or interest on this Note, and such default shall have continued for a period of fifteen (15) days; or

            (b) Any representation or warranty made by or on behalf of Borrower in this Note, the Agreement, the Security Agreement or in any other Loan


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Document (as defined in the Agreement) or in any statement or certificate given in writing pursuant thereto or in connection therewith is false, misleading or incomplete in any material respect when made (or deemed to have been made); or

            (c) Borrower breaches or fails or neglects to perform, keep or observe any covenant set forth in this Note, the Agreement, the Security Agreement, or any other Loan Document (other than Borrower's obligation to make all payments due under this Note which is governed by subparagraph (a) above) and the same has not been cured within ten (10) calendar days after Borrower receives notice thereof from Holder; or

            (d) Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

            (e) An involuntary case or other proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Borrower under the federal bankruptcy laws as now or hereafter in effect; or

            (f) This Note, the Agreement, the Security Agreement or any other Loan Document for any reason (other than the satisfaction in full of all amounts owing in connection with the Loan) ceases to be, or is asserted by Borrower not to be, a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, and such occurrence has not been cured to Holder's satisfaction within five (5) calendar days after Borrower receives notice thereof from Holder; or

            (g) Borrower has fraudulently conveyed or concealed its property to prevent attachment or execution by its creditors; or

            (h) Borrower is insolvent and fails to satisfy or obtain the release of any judicial lien within 30 days of such lien coming into existence; or


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            (i) Borrower has admitted to any person in writing that it is unable to pay its debts and that it is willing to be adjudged a bankrupt.

         If an Event of Default shall occur and be continuing or shall exist, the principal amount of this Note and interest accrued hereon shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

         9. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the internal laws (including the laws of conflict and choice of law) of the State of California.

         10. WAIVER. No failure to exercise and no delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         11. AMENDMENT. This Note may be amended or modified only upon the written consent of both Borrower and Holder. Any amendment must specifically state the provision or provisions to be amended and the manner in which such provision(s) are to be amended.

         12. FEES AND EXPENSES. Borrower promises to pay all the cost and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable under this Note, hereby, jointly and severally, consent to renewal and extension of time at or after the maturity hereof, without notice, and hereby, jointly and severally waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         13. AGREEMENT. This Note incorporates by reference all the provisions of the Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, and the description of the benefits, rights and obligation of each of the Borrower and Holder under the Agreement.


                            [Signature Page Follows]


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                       [SIGNATURE PAGE TO PROMISSORY NOTE]


         IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.


                                            BORROWER:

                                            DIEDRICH COFFEE, INC., a Delaware
                                            corporation

                                            By: /s/ KERRY W. COIN
                                                -------------------------------
                                            Name: Kerry W. Coin
                                            Title: President and Chief Operating
                                                   Officer


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                                 PROMISSORY NOTE

                               LOANS OF PRINCIPAL

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                                                                                Holder                 Borrower
         Date               Amount of Loan        Principal Balance         Recordation By          Endorsement By
------------------------------------------------------------------------------------------------------------------------
   August 19, 1997             $250,000                $250,000            /s/ V.R. Cirica           /s/ K. Coin
------------------------------------------------------------------------------------------------------------------------
   August __, 1997             $250,000                $500,000            /s/ V.R. Cirica           /s/ K. Coin
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


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